UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Intensity Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Wilton Road, 3rd Floor Westport, CT	06880
(Address of Principal Executive Offices)	(Zip Code)

(203) 221-7381 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On June 29, 2023, Intensity Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with The Benchmark Company, LLC, as representative of the underwriters named on Schedule 1 thereto (the “Representative”) relating to the Company’s firm commitment underwritten initial public offering (the “Offering”) of common stock, par value $0.0001 per share (the “Common Stock”), which was registered under the Securities Act of 1933, as amended (the “Securities Act”) by the Company’s registration statement on Form S-1, as amended (File No. 333-260565) (the “Registration Statement”).

Pursuant to the Underwriting Agreement, the Company agreed to sell 3,900,000 shares of Common Stock (the “Firm Shares”) to the Representative at a public offering price of $5.00 per share (the “Offering Price”) for total gross proceeds of $19,500,000. The Company also granted the Representative a 45-day over-allotment option to purchase up to 585,000 additional shares of Common Stock (the “Option Shares”).

The Company intends to use the proceeds primarily to (i) initiate and conduct studies related to its therapeutic treatments, (ii) conduct clinical trials and operations, (iii) develop its product candidates, and (iv) fund its working capital and general corporate activities.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Representative against certain liabilities, including liabilities under the Securities Act. In exchange for the Representative’s services, the Company agreed to (i) sell the Common Stock to the Representative at a purchase price of $4.65 per share representing a 7.0% underwriting discount, (ii) pay accountable expenses of the Representative up to $175,000, (iii) pay a non-accountable expense allowance to the Representative equal to 1% of the gross proceeds received at the closing of the Offering, and (ii) issue the Representative (or its designees) a warrant to purchase shares of Common Stock representing 7.0% of the number of Firm Shares and Option Shares sold in the Offering (the “Representative’s Warrant”).

The Offering closed on July 5, 2023, and the Company sold 3,900,000 shares of Common Stock to the Representative. After deducting the underwriting commissions, discounts, and offering expenses payable by the Company, the Company received net proceeds of approximately $16.2 million.

In addition, pursuant to the Underwriting Agreement, the Company issued the Representative’s Warrant to purchase up to an aggregate of 273,000 shares of Common Stock. The Representative’s Warrant may be exercised commencing from the closing of the Offering on July 5, 2023, and expiring five (5) years from the effective date of the Registration Statement on July 5, 2028, at an exercise price of $6.00 per share (120% of the public offering price of the Common Stock).

The foregoing summaries of the Underwriting Agreement and Representative’s Warrant are qualified in their entirety by reference to the full text of the Underwriting Agreement and form of Representative’s Warrant attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

Amended and Restated Certificate of Incorporation

In connection with the closing of the Offering, on June 30, 2023, the Company filed its Sixth Amended and Restated Certificate of Incorporation (the “Sixth Amended and Restated Charter”).  The Company’s board of directors previously approved the Sixth Amended and Restated Charter to be effective prior to the completion of the Offering. The terms of the Sixth Amended and Restated Charter are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein, which are incorporated herein by reference. The Sixth Amended and Restated Charter is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the closing of the Offering, effective as of July 5, 2023, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Company’s board of directors previously approved the Amended and Restated Bylaws to be effective upon the closing of the Offering. The terms of the Amended and Restated Bylaws are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

On June 29, 2023, the Company issued a press release regarding the pricing of the initial public offering. A copy of the press release is attached as Exhibit 99.1 hereto.

On July 5, 2023, the Company issued a press release regarding the closing of the initial public offering. A copy of the press release is attached as Exhibit 99.2 hereto.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation, dated June 30, 2023.
3.2	Amended and Restated Bylaws, dated July 5, 2023.
4.1	Representative’s Warrant.
10.1	Underwriting Agreement, dated June 29, 2023.
99.1	Press Release issued June 29, 2023.
99.2	Press Release issued July 5, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2023

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer

[Signature Page to the Form 8-K]

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